U.S. Securities and Exchange Commission
                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 26, 2002
                                                   -------------

                    HUAYANG INTERNATIONAL HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Nevada                000-30173               58-1667944
      (State or other)          (Commission           (I.R.S. Employer
        jurisdiction            File Number)        Identification Number)
      of incorporation

      386 Qing Nian Avenue, Shenyang, China                 110003
     (Address of principal executive offices)             (Zip code)

                           011 (86)(24) 2318-0688
                (Issuer's telephone number, including area code)


                               Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

      On September 26, 2002, Huayang International Holdings, Inc. (the "Company") issued a press release. A copy of the press release dated September 26, 2002 is attached as exhibit 99.1 hereto and incorporated herein by reference.


Item 7. Exhibits

      99.1   Press Release dated September 26, 2002.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Huayang International Holdings, Inc.


Date:  September 26, 2002      /s/ Gao WanJun
                              -----------------
                              Name:  Gao WanJun
                              Title:  President and Chief
                              Executive Officer

                               EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
   99.1           Press release, dated September 26, 2002, of Huayang
                  International Holdings, Inc.